UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)     January 12, 2005

                              VIKING SYSTEMS, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                (State or Other Jurisdiction of Incorporation)

                000-49636                             86-0913802
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        (Commission File Number)           (IRS Employer Identification No.)


7514 Girard Ave., Ste. 1509, La Jolla, CA                         92037
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(Address of Principal Executive Offices)                       (Zip Code)

                                  858-456-6608
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

     On October 26, 2004, Viking Systems, Inc, (the "Company") borrowed $200,000 from Donald E. Tucker pursuant to the terms of a Convertible Promissory Note. A copy of that Convertible Promissory Note was attached as an exhibit to a previously filed Form 8-K. As a result of the matters discussed below, the October 26, 2004 Note has been superceded and is no longer outstanding. On December 6, 2004, the Company borrowed an additional $200,000 from Donald E.
Tucker and a new Convertible Note was entered into which represented the $200,000 which was borrowed from Mr. Tucker in October 2004 as well as the $200,000 which was borrowed on December 6, 2004.

     On January 12, 2005, the Company borrowed an additional $50,000 from Donald
E. Tucker and a new Convertible Note was entered into which represented the $200,000 which was borrowed from Mr. Tucker in October 2004, the $200,000 which was borrowed on December 6, 2004 and the $50,000 which was borrowed from Mr. Tucker on January 12, 2005. The new Note is unsecured and bears interest at the rate of 10% per annum. The maturity date of the new Note is March 31, 2005. The
Note is convertible, at Mr. Tucker's option, into shares of the Company's common stock at the price of $.50 per share. A copy of the new Convertible Promissory
Note is attached hereto

Item 8.01  Other Events

     On January 10, 2005, John Lyon, tendered his resignation from Viking Systems, Inc, (the "Company") board of directors. The resignation was not the result of any dispute between the Company and Mr. Lyon as to any policy of the Company. Mr. Lyon is the CEO of a creditor of the Company and indicated that he wanted to avoid the appearance of any conflict of interest that may arise as a result of him being on the Company's Board while at the same time being the CEO of a creditor of the Company.

Item 9.01 Financial Statements and Exhibits

C - Exhibits
      Exhibit Number          Description
      --------------          -----------

      10.1                    Convertible Promissory Note

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January17, 2005                   VIKING SYSTEMS, INC.

                                          By:  /s/ Thomas B. Marsh,
                                               President/Chairman of the Board



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